ENHANS MASTER INVESTOR FUND

                        SUPPLEMENT DATED OCTOBER 15, 2001
                      TO PROSPECTUS DATED JANUARY 18, 2001


         The Board of Trustees has determined to redeem all outstanding shares of the Master Investor Fund. The Board has concluded that, due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

         The Fund is no longer pursuing its investment objective. All holdings in the Fund's portfolio have been sold, and the proceeds are invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Any shareholders that have not redeemed their shares of the Fund prior to October 29, 2001 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. Prior to October 29, 2001, you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" in the Prospectus.



                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

         This supplement and the Prospectus dated January 18, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated January 18, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-888-837-1784.